    As filed with the Securities and Exchange Commission on January 5, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                    Date of fiscal year end: October, 2006

         Date of reporting period: November 1, 2005 - October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

[LOGO] DOVER
THE CORPORATE
RESPONSIBILITY FUNDS

ANNUAL REPORT

OCTOBER 31, 2006

Dover Responsibility Fund

                                    [GRAPHIC]

                               TABLE OF CONTENTS


             A Message to Our Shareholders.....................  1

             Performance Chart and Analysis....................  3

             Schedule of Investments...........................  4

             Statement of Assets and Liabilities...............  6

             Statement of Operations...........................  7

             Statements of Changes in Net Assets...............  8

             Financial Highlights..............................  9

             Notes to Financial Statements..................... 11

             Report of Independent Registered Public
               Accounting Firm................................. 15

             Additional Information (Unaudited)................ 16

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

The Dover Responsibility Fund's (the "Fund") long-term investment strategy continues to meet its objectives by investing in responsible and philanthropic companies. As of the October 31, 2006 fiscal year-end period, the Fund's Institutional shares year to date return was +12.51%. The Fund outperformed by +0.45% the S&P 500 Index (the "S&P 500") which returned +12.06%. The Fund's 1-year and since inception (5/5/05) returns were +16.37% and +11.82% versus the S&P 500's returns of +16.34% and +13.51%, respectively. We are pleased with the Fund's returns over this time period, and expect the Fund's focus on companies that are good corporate citizens will continue to position the Fund well for long-term success. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE PLEASE CALL (888) 368-3755. SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE SUBJECT TO LIMITED EXCEPTIONS. RETURNS SHOWN ARE FOR INSTITUTIONAL SHARES, OTHER SHARE RETURNS WILL VARY.)

The Fund's performance in 2006 has benefited from particularly strong gains in the share prices of Fischer Scientific, Goldman Sachs and Office Depot. On a sector basis, the Fund has benefited in calendar 2006 from being overweight utilities and consumer discretionary stocks - moreover these two sectors outperformed the S&P 500 in the fiscal year. The Fund also benefited from being underweight in technology and industrial stocks, as these two market sectors have under-performed the S&P 500. On the negative side, the Fund's underweight position in the energy sector and overweight position in health care stocks dampened the Fund's performance relative to the S&P 500.

During the past year, the Fund closed positions in Ashland Inc., Bausch & Lomb Inc., The Gap Inc., Sara Lee Corp., and UnitedHealth Group Inc. These companies no longer met our responsibility assessments. These companies were replaced by Amgen, Inc., Caterpillar, Inc., J.C. Penney Co., Inc., Staples, Inc., and Whirlpool Corp., among others.

MARKET REVIEW AND OUTLOOK

The Federal Reserve pushed short-term interest rates higher in the first half of 2006. The Federal Funds rate now stands at 5.25%, up from 4.0% a year ago. But longer-term rates, such as those of 10-year Treasuries or 15-year mortgages, are little changed from their year-earlier levels. As a result, the Treasury yield curve is now significantly inverted. The current 3-month Treasury bill yield of 5.0% is 0.55 percentage points ABOVE the 10-year Treasury yield of 4.45%. Historically, an inverted yield curve has indicated weaker economic growth ahead, and we expect that in 2007.

In fact, economic growth has already slowed in the United States to below 2.5% in inflation-adjusted terms. Despite the relatively sharp slowdown in the pace of economic activity in recent months, the Federal Reserve has not yet shifted its policy toward lowering interest rates. We see three reasons why. First, measures of so-called "core" inflation remain well-above 2.0%, a level that many Federal Reserve Board members see as the upper-limit of "acceptable" inflation. Second, weakness in the U.S. dollar could intensify inflation pressures.

DOVER RESPONSIBILITY FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

And lastly, Mr. Bernanke is still relatively new on the job as Federal Reserve Board Chairman. Taken together, we believe these three factors will prevent the Federal Reserve from lowering interest rates until we are well into 2007.

The weakness in the U.S. housing market appeared to be spreading to the manufacturing sector, and more broadly, to the labor market. A relatively sluggish monetary policy response to weakening economic growth in the United States could intensify the slowdown and raises the probability of a corporate earnings recession in 2007.

At a minimum, it looks like next year will present the toughest operating environment for corporate America since the 2001 recession. This could increase the opportunities for the Fund to invest in highly responsible companies at attractive valuations. We will remain focused on investing in financially sound companies that demonstrate transparency, accountability, and assume a pre-eminent position in the community. We believe these kinds of companies are positioned to outperform the broader U.S. equity market over the long term.

Thank you for the trust you put in Dover.

Sincerely,

/s/ Richard M. Fuscoe
Richard M. Fuscone
Founder and Chairman
Dover Responsibility Funds

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF OCTOBER 31, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

DOVER RESPONSIBILITY FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Dover Responsibility Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 90 DAYS OF PURCHASE WILL BE CHARGED A 1.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Total Return as of 10/31/06                      1 Year Since Inception 05/05/05
---------------------------                      ------ ------------------------
Dover Responsibility Fund - Institutional Shares 16.37%          11.82%
S&P 500 Index                                    16.34%          13.51%


      Total Return as of 10/31/06*         1 Year Since Inception 06/06/05
      ----------------------------         ------ ------------------------
      Dover Responsibility Fund - A Shares 10.99%           7.34%
      S&P 500 Index                        16.34%          12.56%

                      [CHART]
                                                                                           [CHART]
               Dover Responsibility
             Fund Institutional Shares   S&P 500 Index               Dover Responsibility Fund A
             -------------------------   -------------                        shares                  S&P 500 Index
                                                                     ---------------------------      -------------
  5/5/2005          $10,000                 $10,000
 5/31/2005           10,120                  10,177       6/6/2005             $9,550                     $10,000
 6/30/2005           10,060                  10,191      6/30/2005              9,456                       9,960
 7/31/2005           10,380                  10,570      7/31/2005              9,747                      10,330
 8/31/2005           10,270                  10,474      8/31/2005              9,635                      10,236
 9/30/2005           10,290                  10,559      9/30/2005              9,644                      10,319
10/31/2005           10,150                  10,383     10/31/2005              9,503                      10,147
11/30/2005           10,490                  10,775     11/30/2005              9,823                      10,531
12/31/2005           10,498                  10,779     12/31/2005              9,823                      10,534
 1/31/2006           10,719                  11,065      1/31/2006             10,020                      10,813
 2/28/2006           10,809                  11,095      2/28/2006             10,105                      10,843
 3/31/2006           10,889                  11,233      3/31/2006             10,180                      10,978
 4/30/2006           11,079                  11,384      4/30/2006             10,358                      11,125
 5/31/2006           10,769                  11,056      5/31/2006             10,067                      10,805
 6/30/2006           10,779                  11,071      6/30/2006             10,076                      10,820
 7/31/2006           10,879                  11,139      7/31/2006             10,170                      10,886
 8/31/2006           11,170                  11,404      8/31/2006             10,443                      11,145
 9/30/2006           11,491                  11,698      9/30/2006             10,744                      11,433
10/31/2006           11,811                  12,079     10/31/2006             11,045                      11,805

-                                                      -

* Performance for Class A Shares reflects the deduction of the maximum 4.50% front-end sales charge.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
            ------ ------------------------------------- ----------
            COMMON STOCK - 99.1%

            CONSUMER DISCRETIONARY - 13.3%
              577  Circuit City Stores Inc               $   15,567
              597  Clear Channel Communications, Inc.        20,805
              989  Comcast Corp., Class A (a)                40,223
              382  Darden Restaurants, Inc.                  16,006
              476  Federated Department Stores, Inc.         20,901
              668  Hasbro, Inc.                              17,315
              273  JC Penney Co., Inc.                       20,538
              438  Marriott International, Inc., Class A     18,295
              815  Mattel, Inc.                              18,443
              338  McGraw-Hill Cos, Inc.                     21,689
              283  Meredith Corp.                            14,858
              625  New York Times Co., Class A               15,106
              216  Nike, Inc., Class B                       19,846
              423  Office Depot, Inc. (a)                    17,762
              739  Staples, Inc.                             19,059
              616  Starbucks Corp. (a)                       23,254
              499  Target Corp.                              29,531
              442  Tiffany & Co.                             15,788
            1,939  Time Warner, Inc.                         38,799
              497  Tribune Co.                               16,565
            1,061  Walt Disney Co.                           33,379
              176  Whirlpool Corp.                           15,300
                                                         ----------
                                                            469,029
                                                         ----------

            CONSUMER STAPLES - 9.8%
              505  Anheuser-Busch Cos, Inc.                  23,947
              582  Avon Products, Inc.                       17,699
              739  Coca-Cola Enterprises, Inc.               14,802
              407  Costco Wholesale Corp.                    21,726
              617  CVS Corp.                                 19,361
              358  General Mills, Inc.                       20,342
              341  Kellogg Co.                               17,156
              673  PepsiCo, Inc.                             42,695
            1,144  Procter & Gamble Co.                      72,518
              579  Safeway, Inc.                             16,999
              795  The Kroger Co.                            17,879
              965  Tyson Foods, Inc.                         13,944
              985  Wal-Mart Stores, Inc.                     48,541
                                                         ----------
                                                            347,609
                                                         ----------

            ENERGY - 8.7%
              862  Chevron Corp.                             57,927
              717  ConocoPhillips                            43,192
            1,927  Exxon Mobil Corp.                        137,626
              792  Halliburton Co.                           25,621
              173  Kinder Morgan, Inc.                       18,182
              459  Valero Energy Corp.                       24,020
                                                         ----------
                                                            306,568
                                                         ----------

            FINANCIALS - 17.6%
              822  AmSouth Bancorp                           24,841
            1,689  Bank of America Corp.                     90,987

                                 SECURITY
             SHARES             DESCRIPTION               VALUE
             ------ ----------------------------------- ----------
             1,823  Citigroup, Inc.                     $   91,442
               676  Commerce Bancorp, Inc.                  23,606
               699  Fifth Third Bancorp                     27,855
               252  Goldman Sachs Group, Inc.               47,827
               957  Huntington Bancshares, Inc.             23,360
               251  Legg Mason, Inc.                        22,595
               669  Mellon Financial Corp.                  25,957
               425  Northern Trust Corp.                    24,956
               375  PNC Financial Services Group, Inc.      26,261
             1,134  Sovereign Bancorp, Inc.                 27,057
               654  St. Paul Travelers Cos., Inc.           33,439
               430  State Street Corp.                      27,619
               530  T Rowe Price Group, Inc.                25,074
               841  Wachovia Corp.                          46,676
               772  Washington Mutual, Inc.                 32,656
                                                        ----------
                                                           622,208
                                                        ----------

             HEALTH CARE - 16.0%
               702  Abbott Laboratories                     33,352
               502  Aetna, Inc.                             20,692
               528  Amgen, Inc. (a)                         40,080
               486  Baxter International, Inc.              22,341
               474  Biomet, Inc.                            17,936
             1,099  Bristol-Myers Squibb Co.                27,200
               314  Cardinal Health, Inc.                   20,551
               208  CR Bard, Inc.                           17,048
               562  Eli Lilly & Co.                         31,478
               208  Fisher Scientific International (a)     17,809
               278  Genzyme Corp. (a)                       18,768
               422  Hospira, Inc. (a)                       15,340
               253  Humana, Inc. (a)                        15,180
             1,042  Johnson & Johnson                       70,231
               631  Medtronic, Inc.                         30,717
             2,532  Pfizer, Inc.                            67,478
             1,056  Schering-Plough Corp.                   23,380
               467  St. Jude Medical, Inc. (a)              16,041
               349  WellPoint, Inc. (a)                     26,636
               649  Wyeth                                   33,119
                                                        ----------
                                                           565,377
                                                        ----------

             INDUSTRIALS - 9.5%
               284  Avery Dennison Corp.                    17,932
               421  Boeing Co.                              33,621
               414  Caterpillar, Inc.                       25,134
               145  Cummins, Inc.                           18,412
               296  Emerson Electric Co.                    24,982
             3,353  General Electric Co.                   117,724
               317  Northrop Grumman Corp.                  21,046
               313  Rockwell Automation, Inc.               19,406
               326  Rockwell Collins, Inc.                  18,934
               215  Textron, Inc.                           19,550
               247  WW Grainger, Inc.                       17,977
                                                        ----------
                                                           334,718
                                                        ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                 SECURITY
              SHARES            DESCRIPTION              VALUE
              ------ --------------------------------- ----------
              INFORMATION TECHNOLOGY - 11.6%
                619  Adobe Systems, Inc. (a)           $   23,677
              1,306  Applied Materials, Inc.               22,711
              2,373  Cisco Systems, Inc. (a)               57,260
              1,101  Corning, Inc. (a)                     22,493
                617  IBM                                   56,968
              2,385  Intel Corp.                           50,896
              3,040  Microsoft Corp.                       87,278
              2,416  Novell, Inc. (a)                      14,496
              1,999  Oracle Corp. (a)                      36,922
                925  Parametric Technology Corp. (a)       18,075
              1,049  Symantec Corp. (a)                    20,812
                                                       ----------
                                                          411,588
                                                       ----------

              MATERIALS - 3.3%
                729  Alcoa, Inc.                           21,075
                624  Dow Chemical Co.                      25,453
                374  Ecolab, Inc.                          16,961
                453  Monsanto Co.                          20,032
                422  Newmont Mining Corp.                  19,104
                357  Temple-Inland, Inc.                   14,080
                                                       ----------
                                                          116,705
                                                       ----------

              TELECOMMUNICATION SERVICES - 2.8%
              1,560  AT&T, Inc.                            53,430
              1,236  Verizon Communications, Inc.          45,732
                                                       ----------
                                                           99,162
                                                       ----------

              UTILITIES - 6.5%
                482  American Electric Power Co., Inc.     19,969
                366  Consolidated Edison, Inc.             17,696
                276  Constellation Energy Group, Inc.      17,222
                795  Duke Energy Corp.                     25,154
                231  Entergy Corp.                         19,827
                420  Exelon Corp.                          26,032
                325  Nicor, Inc.                           14,937
                423  PG&E Corp.                            18,248
                331  Pinnacle West Capital Corp.           15,825
                382  Progress Energy, Inc.                 17,572
                348  Sempra Energy                         18,458
                786  Xcel Energy, Inc.                     17,347
                                                       ----------
                                                          228,287
                                                       ----------
              Total Common Stock (Cost $3,220,803)      3,501,251
                                                       ----------

                                   SECURITY
              PRINCIPAL           DESCRIPTION             VALUE
              ---------  ----------------------------- ----------
              SHORT-TERM INVESTMENTS - 1.2%

              MONEY MARKET DEPOSIT ACCOUNT - 1.2%
              $41,465    Citibank Money Market Deposit
                         Account, 4.92% (Cost $41,465) $   41,465
                                                       ----------
              Total Investments - 100.3%
                         (Cost $3,262,268)*             3,542,716
              Other Assets & Liabilities, Net - (0.3)%     (9,888)
                                                       ----------
              NET ASSETS - 100.0%                      $3,532,828
                                                       ==========

                     PORTFOLIO HOLDINGS
                     % OF NET ASSETS
                     Consumer Discretionary          13.3%
                     Consumer Staples                 9.8%
                     Energy                           8.7%
                     Financials                      17.6%
                     Health Care                     16.0%
                     Industrials                      9.5%
                     Information Technology          11.6%
                     Materials                        3.3%
                     Telecommunication Services       2.8%
                     Utilities                        6.5%
                     Short-Term Investments and
                      Net Other Assets & Liabilities  0.9%
                                                     -----
                                                      100%
                                                     =====

------------------
(a)Non-income producing security.
*Cost for Federal income tax purposes is $3,265,974 and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $334,991
              Gross Unrealized Depreciation               (58,249)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $276,742
                                                         ========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $3,262,268)                                          $3,542,716
    Receivables:
       Interest and dividends                                                                   4,188
       From Adviser                                                                            33,879
    Prepaid expenses                                                                            6,499
                                                                                           ----------
Total Assets                                                                                3,587,282
                                                                                           ----------

LIABILITIES
    Accrued Liabilities:
       Trustees' fees and expenses                                                                 38
       Compliance services fees                                                                 1,908
       Other expenses                                                                          52,508
                                                                                           ----------
Total Liabilities                                                                              54,454
                                                                                           ----------

NET ASSETS                                                                                 $3,532,828
                                                                                           ==========

COMPONENTS OF NET ASSETS
    Paid-in capital                                                                        $3,089,906
    Accumulated undistributed (distributions in excess of) net investment income               33,320
    Accumulated net realized gain (loss)                                                      129,154
    Net unrealized appreciation (depreciation) of investments                                 280,448
                                                                                           ----------

NET ASSETS                                                                                 $3,532,828
                                                                                           ==========

SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
    Institutional Shares                                                                      229,750
    A Shares                                                                                   70,293

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Institutional Shares (based on net assets of $2,706,775)                               $    11.78
                                                                                           ==========
    A Shares (based on net assets of $826,053)                                             $    11.75
                                                                                           ==========
    A Shares Maximum Public Offering Price Per Share (net asset value per share / 95.50%)  $    12.30
                                                                                           ==========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income                                                      $  65,898
    Interest income                                                          1,821
                                                                         ---------
Total Investment Income                                                     67,719
                                                                         ---------

EXPENSES
    Investment adviser fees                                                 29,468
    Administrator fees                                                      33,256
    Transfer agency fees
       Institutional Shares                                                 23,304
       A Shares                                                             23,674
    Distribution fees
       A Shares                                                              1,725
    Custodian fees                                                          14,406
    Accountant fees                                                         39,991
    Registration fees
       Institutional Shares                                                 10,153
       A Shares                                                              7,657
    Professional fees                                                       43,602
    Trustees' fees and expenses                                                174
    Reporting fees                                                          16,634
    Amortization of offering costs                                          23,889
    Compliance services fees                                                22,843
    Miscellaneous expenses                                                   8,904
                                                                         ---------
Total Expenses                                                             299,680
    Fees waived or reimbursed                                             (269,065)
                                                                         ---------
Net Expenses                                                                30,615
                                                                         ---------

NET INVESTMENT INCOME (LOSS)                                                37,104

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                                133,570
    Net change in unrealized appreciation (depreciation) on investments    291,702
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     425,272
                                                                         ---------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 462,376
                                                                         =========

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                               MAY 5, 2005 (a)
                                                                 YEAR ENDED        THROUGH
                                                              OCTOBER 31, 2006 OCTOBER 31, 2005
                                                              ---------------- ----------------
OPERATIONS
    Net investment income (loss)                                 $   37,104       $    3,194
    Net realized gain (loss) on investments                         133,570           (4,416)
    Net change in unrealized appreciation (depreciation) of
       investments                                                  291,702          (11,254)
                                                                 ----------       ----------
Increase (Decrease) in Net Assets from Operations                   462,376          (12,476)
                                                                 ----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
    Net investment income - Institutional Shares                     (6,978)               -
                                                                 ----------       ----------

CAPITAL SHARE TRANSACTIONS
    Sale of shares
       Institutional Shares                                       1,449,848        1,323,721
       A Shares                                                     176,021          558,511
    Reinvestment of distributions
       Institutional Shares                                           6,978                -
    Redemption of shares
       Institutional Shares                                        (423,641)               -
       A Shares                                                      (1,224)            (311)
    Redemption Fees                                                       -                3
                                                                 ----------       ----------
Increase (Decrease) from Capital Share Transactions               1,207,982        1,881,924
                                                                 ----------       ----------
Increase (Decrease) in Net Assets                                 1,663,380        1,869,448
                                                                 ----------       ----------

NET ASSETS
    Beginning of Period                                           1,869,448                -
                                                                 ----------       ----------
    End of Period (b)                                            $3,532,828       $1,869,448
                                                                 ==========       ==========

SHARE TRANSACTIONS
    Sale of shares
       Institutional Shares                                         136,204          130,189
       A Shares                                                      16,230           54,206
    Reinvestment of distributions
       Institutional Shares                                             666                -
    Redemption of shares
       Institutional Shares                                         (37,309)               -
       A Shares                                                        (112)             (31)
                                                                 ----------       ----------
Increase (Decrease) in Shares                                       115,679          184,364
                                                                 ==========       ==========
------------------
(a)Commencement of Operations
(b)Accumulated undistributed (distributions in excess of) net
   investment income                                             $   33,320       $    3,194
                                                                 ----------       ----------

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                              MAY 5, 2005 (a)
                                                YEAR ENDED        THROUGH
                                             OCTOBER 31, 2006 OCTOBER 31, 2005
                                             ---------------- ----------------
 INSTITUTIONAL SHARES

 NET ASSET VALUE, BEGINNING OF PERIOD             $10.15           $10.00
                                                  ------           ------

 INVESTMENT OPERATIONS
 Net investment income (loss) (b)                   0.13             0.04
 Net realized and unrealized gain (loss)            1.53             0.11(c)
                                                  ------           ------
 Total from Investment Operations                   1.66             0.15
                                                  ------           ------

 DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                             (0.03)               -
                                                  ------           ------

 NET ASSET VALUE, END OF PERIOD                   $11.78           $10.15
                                                  ======           ======

 TOTAL RETURN                                      16.37%            1.50%(d)

 RATIOS/SUPPLEMENTARY DATA
 Net Assets at End of Period (000's omitted)      $2,707           $1,321
 Ratios to Average Net Assets:
     Net investment income (loss)                   1.15%            0.74%(e)
     Net expenses                                   0.90%            1.25%(e)
     Gross expenses (f)                             8.17%           23.94%(e)

 PORTFOLIO TURNOVER RATE                              63%              18%(d)

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)Not annualized.
(e)Annualized.
(f)Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                              JUNE 6, 2005 (a)
                                                YEAR ENDED        THROUGH
                                             OCTOBER 31, 2006 OCTOBER 31, 2005
                                             ---------------- ----------------

 A SHARES

 NET ASSET VALUE, BEGINNING OF PERIOD             $10.11           $10.16
                                                  ------           ------

 INVESTMENT OPERATIONS
 Net investment income (loss) (b)                   0.11                -(c)
 Net realized and unrealized gain (loss)            1.53            (0.05)
                                                  ------           ------
 Total from Investment Operations                   1.64            (0.05)
                                                  ------           ------

 REDEMPTION FEES (b)                                   -                -(c)
                                                  ------           ------

 NET ASSET VALUE, END OF PERIOD                   $11.75           $10.11
                                                  ======           ======

 TOTAL RETURN (E)                                  16.22%           (0.49)%(d)

 RATIOS/SUPPLEMENTARY DATA
 Net Assets at End of Period (000's omitted)      $  826           $  548
 Ratios to Average Net Assets:
     Net investment income (loss)                   1.02%            0.12%(f)
     Net expenses                                   1.04%            1.75%(f)
     Gross expenses (g)                            12.39%           34.67%(f)

 PORTFOLIO TURNOVER RATE                              63%              18%(d)

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Less than $0.01 per share.
(d)Not annualized.
(e)Total return excludes the effect of the applicable sales load.
(f)Annualized.
(g)Reflects the expense ratio excluding any waivers, expenses paid indirectly, and/or reimbursements.

See Notes to Financial Statements.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Dover Responsibility Fund (the "Fund"), is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers three classes of shares: Institutional Shares, A Shares and C Shares. As of October 31, 2006, C Shares had not commenced operations. The Fund seeks long-term capital appreciation.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued at the last sale or official closing price as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices as provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

The Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board. Such expenses are charged to the operations of that class of shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

OFFERING COSTS - Offering costs of $43,845 consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial prospectus. Such costs were amortized over a twelve-month period beginning with the commencement of operations of the Fund. For the year ended October 31, 2006, $23,889 was amortized.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Dover Corporate Responsibility Management, LLC, (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.89% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies.

For the period ended October 31, 2006, the Distributor retained $2,741 of the front-end sales charges assessed on the sale of A Shares. For the period ended October 31, 2006, the Distributor did not receive any compensation from the contingent deferred sales charge on the sale of A Shares.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act, with respect to A Shares, ("Distribution Plan") the Fund will pay the Distributor, a fee at an annual rate of 0.25% of the average daily net assets of A Shares.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

DOVER RESPONSIBILITY FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


NOTE 4. WAIVER OF FEES

Prior to March 1, 2006, the Adviser had contractually agreed to waive its fee and reimburse Fund expenses to the extent that total annual Fund operating expenses of Institutional Shares and A Shares exceeded 1.25% and 1.75%, respectively. Effective March 1, 2006, the Adviser has contractually agreed to waive its fee and reimburse Fund expenses through March 1, 2007 to the extent that the total annual fund operating expenses of Institutional Shares and A Shares exceed 0.75%. The Distributor and other Fund Service Providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the period ended October 31, 2006, fees waived and expense reimbursed were as follows:

                  FEES WAIVED
                 AND EXPENSES                        TOTAL
                 REIMBURSED BY COMPLIANCE         FEES WAIVED
                  INVESTMENT    SERVICES   OTHER  AND EXPENSES
                    ADVISER     WAIVERS   WAIVERS  REIMBURSED
                 ------------- ---------- ------- ------------
                   $250,570       $710    $17,785   $269,065

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $3,257,025 and $2,024,011, respectively, for the period ended October 31, 2006.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

The tax character of distributions paid during 2006 were as follows:

                                              2006
                                    -        ------
                             Ordinary Income $6,978
                                             ======

As of October 31, 2006, distributable earnings on a tax basis were as follows:

                     Undistributed Ordinary Income $109,483
                     Unrealized Appreciation        276,742
                     Undistributed Long-Term Gain    56,697
                                                   --------
                     Total                         $442,922
                                                   ========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

NOTE 7. OTHER INFORMATION

On October 31, 2006, two shareholders held approximately 57% of the outstanding shares of the Fund. One of these shareholders is an omnibus account, which is held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Dover
Responsibility Fund:

We have audited the accompanying statement of assets and liabilities of Dover Responsibility Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from May 5, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dover Responsibility Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 5, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2006

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended October 31, 2006 is available, without charge and upon request, by calling (888) 368-3755 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption and exchange fees; and (2) ongoing costs, including management fees; distribution fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from the Fund's inception through October 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------


                           BEGINNING        ENDING
                         ACCOUNT VALUE  ACCOUNT VALUE   EXPENSES PAID    ANNUALIZED
                          MAY 1, 2006  OCTOBER 31, 2006 DURING PERIOD* EXPENSE RATIO*
                         ------------- ---------------- -------------- --------------
INSTITUTIONAL SHARES (A)
    Actual Return          $1,000.00      $1,066.07         $3.91           0.75%
    Hypothetical Return    $1,000.00      $1,021.42         $3.82           0.75%

A SHARES (B)
    Actual Return          $1,000.00      $ 1066.24         $3.91           0.75%
    Hypothetical Return    $1,000.00      $1,021.42         $3.82           0.75%

------------------
* Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for Federal income tax purposes. The Fund designates 77.23% of its income dividend distributed as qualifying for the corporate dividends-received deduction ("DRD") and 77.10% for the qualified dividend rate ("QDI") as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 11.21% of its income dividends as qualified interest income ("QII").

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 368-3755.

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------


                                                                        PRINCIPAL
                          POSITION       LENGTH                       OCCUPATION(S)
         NAME             WITH THE       OF TIME                         DURING
    AND BIRTH DATE         TRUST         SERVED                       PAST 5 YEARS
-----------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES

J. Michael Parish       Chairman of   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-
Born: November 9, 1943  the Board;    1989          Cohen LLP (law firm) 2002 - 2003; Partner,
                        Trustee;      (Chairman     Thelen Reid & Priest LLP (law firm) 1995 - 2002.
                        Chairman,     since 2004)
                        Compliance
                        Committee,
                        Nominating
                        Committee
                        and Qualified
                        Legal
                        Compliance
                        Committee
-----------------------------------------------------------------------------------------------------

Costas Azariadis        Trustee;      Since 1989    Professor of Economics, Washington University
Born: February 15, 1943 Chairman,                   (effective 2006); Professor of Economics,
                        Valuation                   University of California-Los Angeles 1992 - 2006.
                        Committee
-----------------------------------------------------------------------------------------------------

James C. Cheng          Trustee;      Since 1989    President, Technology Marketing Associates
Born: July 26, 1942     Chairman,                   (marketing company for small and medium sized
                        Audit                       businesses in New England).
                        Committee
-----------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE

John Y. Keffer          Trustee;      Since 1989    President, Forum Foundation (a charitable
Born: July 15, 1942     Chairman,                   organization) since 2005; President, Forum Trust
                        Contracts                   (a non-depository trust company) since 1997;
                        Committee                   President, Citigroup Fund Services, LLC
                                                    ("Citigroup") 2003-2005; President, Forum
                                                    Financial Group, LLC ("Forum") (a fund services
                                                    company acquired by Citibank, N.A. in 2003).

DOVER RESPONSIBILITY FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                                                           PRINCIPAL
                            POSITION       LENGTH                        OCCUPATION(S)
          NAME              WITH THE       OF TIME                          DURING
     AND BIRTH DATE          TRUST         SERVED                        PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

OFFICERS

Simon D. Collier         President;     Since 2005    Managing Partner, Foreside Financial Group,
Born: October 22, 1961   Principal                    LLC since April 2005; Chief Operating Officer
                         Executive                    and Managing Director, Global Fund Services,
                         Officer                      Citigroup 2003 - 2005; Managing Director,
                                                      Global Securities Services for Investors, Citibank,
                                                      N.A. 1999 - 2003.
---------------------------------------------------------------------------------------------------------

Trudance L. Bakke        Treasurer;     Since 2005    Director, Foreside Compliance Services, LLC
Born: August 11, 1971    Principal      (Principal    since 2006; Product Manager, Citigroup 2003-
                         Financial      Financial     2006; Senior Manager of Corporate Finance,
                         Officer        Officer since Forum 1999 - 2003.
                                        2006)
---------------------------------------------------------------------------------------------------------

Beth P. Hanson           Vice           Since 2003    Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      President;                   Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
---------------------------------------------------------------------------------------------------------

Sara M. Morris           Vice President Since 2004    Director and Relationship Manager, Citigroup
Born: September 18, 1963                              since 2004; Chief Financial Officer, The VIA
                                                      Group, LLC (a strategic marketing company)
                                                      2000 - 2003.
---------------------------------------------------------------------------------------------------------

David M. Whitaker        Secretary      Since 2004    Product Manager, Citigroup since 2004;
Born: September 6, 1971                               Assistant Counsel, PFPC, Inc. (a fund services
                                                      company) 1999 - 2004.

                           Dover Responsibility Fund

                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                1-888-DOVER-55
                               (1-888-368-3755)
                               WWW.DOVERLLC.COM

                              INVESTMENT ADVISER
                Dover Corporate Responsibility Management, LLC
                             140 Greenwich Avenue
                              Greenwich, CT 06830

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                       [LOGO]                    FOUNTAINHEAD
                    KING                         SPECIAL VALUE FUND
Annual Report
OCTOBER 31, 2006

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

        A Message to Our Shareholders...............................  1

        Performance Chart and Analysis..............................  6

        Schedule of Investments.....................................  7

        Statement of Assets and Liabilities.........................  9

        Statement of Operations..................................... 10

        Statements of Changes in Net Assets......................... 11

        Financial Highlights........................................ 12

        Notes to Financial Statements............................... 13

        Report of Independent Registered Public Accounting Firm..... 17

        Additional Information (Unaudited).......................... 18

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


For fiscal year 2006, the Fountainhead Special Value Fund (the "Fund") (KINGX) turned in a double-digit return, although it moderately underperformed its benchmark the Russell 2500(TM) Index (the "Index") 13.54% versus 17.68%. The Fund was underweight in utilities and in energy stocks, which, as a group, were up 16.8% and 19.4%, respectively, over the twelve months ended 10/31/06. For a longer term perspective, the Fund's 5-year and since inception
(12/31/96) average annual returns were 6.12% and 11.29%, respectively. However, since inception, the Fund continues to outpace the Russell 2500 (11.29% versus 11.05%). (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL 800-868-9535. SHARES HELD LESS THAN 180 DAYS WILL BE SUBJECT TO A 1.00% REDEMPTION FEE.)

Performance for the twelve-month period ended 10/31/06 was driven largely by select financial services and healthcare stocks. The top financial performers for the period included: The First Marblehead Corp. (FMD), which rose 128%, a financial services company that specializes in student loans; Tower Group, Inc.
(TWGP), an insurance company which rose 83%; and Fidelity Bancshares, Inc.
(FFFL), a Florida thrift which rose 18%. On the healthcare side, Andrx Corp.
(ADRX), a generic pharmaceutical company, rose 54%; Cephalon, Inc. (CEPH), a specialty pharmaceutical company, rose 54%; Omnicell, Inc. (OMCL), a healthcare information technology firm, appreciated 42%; and Wright Medical Group, Inc.
(WMGI), an orthopedic medical device company, rose 24%. In addition to financial services and healthcare, a handful of special situation stocks made positive contributions toward the Fund's performance. Priceline.com, Inc.
(PCLN), an online travel service company, rose 60%; News Corp. (NWS), a media conglomerate, rose 46%; InPhonic, Inc. (INPC), a cell phone retailer, rose 45%; and Abercrombie and Fitch Co. (ANF), a specialty retailer, rose 42%.

During the course of the year, several of these holdings hit our price targets and were eliminated from the portfolio. Stocks in this category included:
Cephalon, Inc. (CEPH), Omnicell, Inc. (OMCL), and Priceline.com, Inc. (PCLN). In addition, our positions in Andrx Corp. (ADRX) and Fidelity Bancshares, Inc.
(FFFL) were eliminated after they became acquisition targets.

The stocks that negatively impacted the Fund's performance over the last year included Quanta Capital Holdings, Inc. (QNTA), an insurance company which declined 42% (importantly, this was a small position in the Fund); Boston Scientific Corp. (BSX), a cardiovascular medical device company, fell 35%; Cyberonics (CYBX), a neurology medical device company, fell 33%; Dendrite International, Inc. (DRTE), a healthcare services provider, also fell 33%; Whittier Energy Corp. (WHIT), an energy concern, declined 27%; and Par Pharmaceutical Cos., Inc. (PRX), a generic pharmaceutical company which fell 25%.

All of these stocks except Par Pharmaceutical Cos., Inc. (PRX) were sold by the Fund during the fiscal year. We continue to hold PRX because we believe that near-term catalysts are present to unlock shareholder value and that the risk/reward remains very attractive for the securities.

Our firm's investment philosophy is bottom-up oriented, meaning that we closely scrutinize a company's fundamentals and purchase companies that meet our strict buy criteria utilizing the Business Valuation Approach. This approach has steered us away from a significant weighting in commodity-oriented equities and has led us to invest in many healthcare and financial companies over the past year. We believe many of these companies have outstanding fundamentals and have the potential to significantly outperform the market over the long term. While each company offers its individual strengths, it is important to understand the positive factors affecting each of these industries.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

Because healthcare is a more defensive group, it tends to do well overall when the economy begins to slow; we feel the economy is poised to enter such a period. Healthcare services are less sensitive to economic conditions than some other major industries. For example, if an individual needs a pacemaker or a hip replacement, he or she will usually have one implanted regardless of what the economy is doing. As a result, cash flows among a number of healthcare companies tend to be more stable and have a long duration.

Pharmaceutical stocks have underperformed for a number of years, but fundamentals for many companies have improved due to increased pharmaceutical use as a result of the implementation of Medicare Part D in January 2006. In addition, a rise in drug consumption has occurred after a marked streamlining in corporate employment costs. The combination of increased demand and leaner operations has boosted industry productivity and powered a series of stronger profit reports. Generic drugs are also seeing a much more positive pricing environment for the first time in years due to the aftereffects of consolidation (as participants are exercising price rationality).

Sports medicine is one of the fastest growing segments of the medical device industry. In the U.S. and other developed countries, professional sports are widely popular events, which produce lucrative benefits for corporations and for those athletes with sufficient talent to establish careers in professional sports. This commercial appeal has increased the demand for top athletic talent across the entire sports spectrum. To fulfill this need, sport-specific infrastructures that bring young people into competitive athletic programs at early ages are now commonplace. Such competitive athletic programs are widespread and heavily integrated into communities, public and private schools, and business enterprises. The competitive nature of these programs demands that participants strive to excel, often beyond physiological limits. In recent years, the number of sports-related injuries requiring medical intervention among amateur and professional athletes has grown at a rapid rate. These trends support the demand for general medical services (i.e., hospitals, surgeons, physicians, etc.), painkillers, hip and knee replacements, spinal implants, anti-inflammatory medications, and the like.

Favorable demographics, such as aging populations in many countries, also significantly support the demand for healthcare services. Importantly, while these factors seem to paint a rosy scenario for all healthcare companies, they are problematic in some respects. First, we have generally avoided investing in companies that have too much Medicare reimbursement risk. We accomplish this by investing in companies with greater exposure to private-pay insurers or by investing in companies with advanced cutting-edge technologies, which frequently are not the target of steep Medicare cuts. Another problem exists with the largest market-cap companies in the industry--the Mercks, Pfizers and Johnson & Johnsons of the world. These companies have grown dramatically over the last two decades. While the long-term outlook for large-cap pharmaceuticals is generally positive, the issue now becomes how to manage a very mature, slower growth business and how to go about garnering enough exposure to the rapidly expanding areas of the healthcare industry to make an impact on the overall company growth rate. On the other hand, many small- and mid-cap companies are well positioned in these high growth and highly coveted niches. Johnson & Johnson (JNJ) is a good example of a large company that faces lower growth prospects. It is an obvious acquirer in the medtech space as mergers and acquisitions are (M&A) intrinsic to its business model. In addition, JNJ had approximately $17.6 billion in cash on the balance sheet and generated $7.8 billion in free cash flow in 2005. It is representative of many larger companies that are flush with cash, liquid assets that could be returned to shareholders in the form of buybacks or dividends or used as a war chest to make acquisitions to enhance shareholder value. Because of JNJ's diversified business model, the Company will continue to be linked with acquisitions across the entire healthcare space. The same could be said of General Electric, which has a growing exposure to healthcare. In recent months, the CEOs of both Merck and Bristol-Myers Squibb have talked openly about the possibility of acquiring a medical device company. Several larger generic pharmaceutical companies are also on the hunt for acquisitions to increase the breadth of their pipelines. As a result, M&A is likely to accelerate over the next year or so.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


Our exposure to financials might seem counterintuitive at first, as the Federal Reserve has been raising interest rates for approximately two years. In addition, headlines such as the housing slump, fraudulent loans, and credit card delinquencies are concerning. While the environment for many financials has been difficult for some time, many financial stocks have actually been outperforming the market over the last several months.

This past spring's inflation scare has now been replaced with fears of slowing economic growth. During the last three years, cyclical inflation pressures have been building, thanks to a booming economy and hot energy and commodity sectors. These cyclical forces, until recently, offset the secular disinflationary backdrop that has been in place for the past two decades. It is this mild upturn in inflation that has forced the Federal Reserve to target slower growth. However, recent economic reports show that the Federal Reserve's efforts have been successful and that inflationary pressures are starting to taper. As a result, it appears likely that the Federal Reserve will start cutting interest rates sometime in 2007 in an effort to guide the economy in for a "soft" landing. A rate cut should create a more favorable environment for equities in general, and for financials specifically.

A rate cut should also cushion the deflating housing bubble, a deflation which is not as bad as many believe. During the last several years, economic activity in real estate has been very strong, due to low interest rates and easy credit. This is not surprising, since the single largest cost of residential real estate purchased with mortgage financing is usually interest paid on the mortgage. Homeownership was already high when the latest boom started, but with abundant liquidity and interest rates so low, many new buyers had less than stellar credit. As a result, a large percentage of mortgages were structured as adjustable rate mortgages (ARMs), which allowed buyers to qualify for the loans with low monthly payments.

The increase in interest rates from their lows of 2003 will lead to painful mortgage rate adjustments for the vast number of homeowners who purchased homes utilizing ARMs over the last several years. How big is this problem? In Southern California alone, the owners of eight million homes who purchased three-year ARMs are faced with a scenario where their mortgage payments will increase by 50% in the next sixteen months. Rather than go through foreclosure, many of these homeowners will attempt to either refinance or sell their homes. Refinancing will be challenging, because any refinancing option will give them a higher interest rate than they currently have. According to a recent BUSINESS WEEK article, "Between $400 billion and $500 billion in ARMs are due to be reset by the end of 2006. The following year will be even more dramatic, when more than $1.5 trillion will be reset." Eventually, however, a decline in rates will ease the burden for those who purchased a home using an ARM.

With news like this, many might ask why own any stocks with an exposure to the mortgage market. Given the extremely low valuations of mortgage-related equities, we believe that investors have largely discounted a dire scenario in the housing market. There is ample evidence that the Federal Reserve, with the blessing of most other central banks around the world, will pull out all of the stops to elongate the housing cycle. This is not a typical business cycle of the past when authorities have allowed the excesses of the prior cycle to be expunged. The excesses are clearly accumulating and yes, housing prices in some parts of the U.S. are at very high levels. While prices will undoubtedly come down, the Federal Reserve has an interest in cushioning the decline, given the risk that a housing collapse would pose to the U.S. and world economies.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


On a more micro note, many financial companies have become much more sophisticated in managing risk due to advances in technology, credit screening and profiling. For example, two leaders in the industry, Countrywide Financial and IndyMac, do not hold a meaningful percentage of mortgages on their books. Rather, they have sold these riskier "assets" and have positioned themselves very well for a downturn in the housing market. Also, while there are some regional bubbles in the market, it is interesting that nationally, the average price of a residential home has fallen only 1.7%. During the past five years, the average price has risen approximately 40%, and over the past ten years, the average price has appreciated about 100%. In recent weeks, real estate loans have accelerated following a nine-week period of sideways movement. Former Federal Reserve Chairman Alan Greenspan recently stated that the "worst may well be over" in the U.S. housing market. Certainly the housing industry is facing some bumps in the road, but the dire predictions of a nationwide "bust" are overblown.

Although the economy is slowing and the headlines regarding housing are likely to cause concern as the regional bubbles in the market unwind, the drag on stock valuations from rising interest rates are already showing signs of reversal. Higher rates have been a principal reason why stocks have not fully celebrated the surge in earnings over the past few years. A slowing economy is a necessary ingredient to ending the interest rate drag on equity valuations. In addition, a reversal in the investment stampede into commodities and real estate during the past several years is underway and should be beneficial for select areas of the equity market over time. The corporate sector is in solid shape in terms of profitability, and there is a wide gap between the return on capital and the cost of capital. Capital spending should hold up better than consumption because businesses have not overspent this cycle and exports should stay solid.

Business investment remains extremely low as a percentage of sales and cash flow, and there is still considerable pent-up investment demand for infrastructure following a decade of neglect. Thus, while consumer spending has driven much of the economic expansion over the past several years, business spending might begin to kick in as an economic driver as interest rates fall and companies pursue long-term expansion plans.

Finally, many of America's top companies are flush with cash. According to an S&P report from July, the companies of the S&P 500 have over $300 billion in unrealized liquid assets. This can be added to the over $600 billion in cash reported by the S&P in May. Ultimately, this cash provides liquidity to the market, as companies can afford to support their own stock price through share buybacks. No CEO has become a Captain of Industry by possessing the largest bank account. The M&A temptation must be growing. In addition, return on equity is on the rise in many industries, a phenomenon that has not gone unnoticed in the private equity community. Through early September, leveraged buyout activity accounted for nearly one-quarter of the entire deal volume. What this group of investors finds so enticing is the combination of low leverage, excess cash on the balance sheet, and cheap financing; factors which may serve as catalysts for undervalued companies to achieve their private-market values.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


We appreciate your support and loyalty and always welcome any questions.

Sincerely,

/s/ Roger E. King, CFA              /s/ Leah R. Bennett
Roger E. King, CFA                  Leah R. Bennett, CFA
Chairman and President              Senior Vice President
King Investment Advisors, Inc.      King Investment Advisors, Inc.

THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGERS AS OF OCTOBER 31, 2006, AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                          AVERAGE ANNUAL TOTAL RETURN

                                 ONE YEAR FIVE YEAR SINCE INCEPTION (12/31/96)
                                 -------- --------- --------------------------
 Fountainhead Special Value Fund  13.54%     6.12%            11.29%
 Russell 2500 Index               17.68%    14.36%            11.05%
 Russell Midcap Index             17.41%    14.80%            11.95%

                         [CHART]

                Fountainhead      Russell       Russell
                  Special          2500          Midcap
                 Value Fund        Index         Index
               -------------     ---------     ---------
12/31/1996       $10,000          $10,000       $10,000
 1/31/1997        10,420           10,276        10,374
 2/28/1997        10,830           10,124        10,358
 3/31/1997        10,140            9,665         9,918
 4/30/1997         9,860            9,788        10,165
 5/31/1997        10,870           10,689        10,907
 6/30/1997        11,560           11,125        11,263
 7/31/1997        11,990           11,777        12,203
 8/31/1997        11,860           11,941        12,071
 9/30/1997        12,950           12,722        12,759
10/31/1997        13,370           12,151        12,263
11/30/1997        13,070           12,205        12,555
12/31/1997        13,665           12,436        12,901
 1/31/1998        13,432           12,246        12,658
 2/28/1998        14,756           13,135        13,647
 3/31/1998        15,909           13,711        14,295
 4/30/1998        16,475           13,763        14,330
 5/31/1998        15,757           13,124        13,887
 6/30/1998        16,232           13,140        14,079
 7/31/1998        15,423           12,237        13,408
 8/31/1998        11,977           9,929         11,263
 9/30/1998        12,230           10,634        11,992
10/31/1998        12,745           11,215        12,810
11/30/1998        12,482           11,771        13,416
12/31/1998        13,180           12,484        14,203
 1/31/1999        13,968           12,462        14,179
 2/28/1999        14,241           11,643        13,707
 3/31/1999        15,353           11,893        14,137
 4/30/1999        16,535           12,956        15,181
 5/31/1999        17,384           13,158        15,137
 6/30/1999        18,668           13,842        15,671
 7/31/1999        19,011           13,570        15,241
 8/31/1999        18,931           13,146        14,846
 9/30/1999        20,214           12,950        14,324
10/31/1999        23,105           13,234        15,003
11/30/1999        26,380           13,981        15,435
12/31/1999        30,753           15,498        16,793
 1/31/2000        29,423           15,141        16,237
 2/29/2000        30,879           17,328        17,485
 3/31/2000        30,376           17,063        18,486
 4/30/2000        27,548           16,145        17,611
 5/31/2000        25,369           15,371        17,145
 6/30/2000        27,485           16,380        17,652
 7/31/2000        26,060           15,963        17,454
 8/31/2000        27,893           17,338        19,127
 9/30/2000        26,615           16,774        18,854
10/31/2000        28,501           16,313        18,563
11/30/2000        24,217           14,878        16,892
12/31/2000        25,921           16,159        18,178
 1/31/2001        30,564           16,690        18,471
 2/28/2001        27,661           15,615        17,346
 3/31/2001        25,269           14,759        16,270
 4/30/2001        26,586           16,062        17,662
 5/31/2001        27,661           16,545        17,991
 6/30/2001        27,891           16,780        17,821
 7/31/2001        27,175           16,180        17,311
 8/31/2001        24,822           15,650        16,646
 9/30/2001        21,088           13,625        14,638
10/31/2001        21,267           14,329        15,218
11/30/2001        22,520           15,488        16,493
12/31/2001        23,850           16,356        17,156
 1/31/2002        20,461           16,153        17,053
 2/28/2002        18,313           15,870        16,872
 3/31/2002        19,310           16,968        17,884
 4/30/2002        17,967           16,924        17,537
 5/31/2002        17,469           16,429        17,339
 6/30/2002        15,269           15,503        16,176
 7/31/2002        13,466           13,653        14,598
 8/31/2002        13,901           13,694        14,678
 9/30/2002        12,967           12,609        13,323
10/31/2002        13,466           13,020        13,997
11/30/2002        13,709           14,083        14,969
12/31/2002        13,338           13,446        14,379
 1/31/2003        13,121           13,088        14,088
 2/28/2003        12,954           12,774        13,902
 3/31/2003        13,108           12,896        14,039
 4/30/2003        14,451           14,045        15,058
 5/31/2003        16,011           15,426        16,437
 6/30/2003        16,867           15,721        16,603
 7/31/2003        17,903           16,566        17,150
 8/31/2003        17,980           17,332        17,895
 9/30/2003        18,428           17,097        17,670
10/31/2003        19,400           18,448        19,019
11/30/2003        20,218           19,142        19,553
12/31/2003        21,394           19,565        20,139
 1/31/2004        22,136           20,278        20,724
 2/29/2004        22,724           20,592        21,170
 3/31/2004        23,351           20,716        21,175
 4/30/2004        22,891           19,721        20,397
 5/31/2004        22,878           20,123        20,903
 6/30/2004        22,162           20,785        21,482
 7/31/2004        21,740           19,576        20,542
 8/31/2004        22,136           19,526        20,631
 9/30/2004        22,699           20,262        21,301
10/31/2004        22,405           20,724        21,888
11/30/2004        23,735           22,272        23,222
12/31/2004        24,758           23,144        24,211
 1/31/2005        23,990           22,366        23,611
 2/28/2005        23,760           22,872        24,341
 3/31/2005        23,671           22,417        24,149
 4/30/2005        22,724           21,409        23,380
 5/31/2005        23,568           22,704        24,500
 6/30/2005        25,256           23,431        25,159
 7/31/2005        25,806           24,815        26,485
 8/31/2005        25,755           24,445        26,300
 9/30/2005        25,857           24,576        26,648
10/31/2005        25,205           23,813        25,848
11/30/2005        26,753           24,963        26,995
12/31/2005        27,673           25,020        27,274
 1/31/2006        28,198           26,790        28,675
 2/28/2006        27,533           26,768        28,641
 3/31/2006        28,236           27,808        29,350
 4/30/2006        29,029           27,906        29,556
 5/31/2006        27,315           26,588        28,561
 6/30/2006        27,057           26,601        28,594
 7/31/2006        26,288           25,764        27,969
 8/31/2006        26,634           26,417        28,679
 9/30/2006        27,351           26,739        29,198
10/31/2006        28,619           28,024        30,348



THE ABOVE CHART REFLECTS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS, IN FOUNTAINHEAD SPECIAL VALUE FUND (THE "FUND"), COMPARED WITH BROAD-BASED SECURITIES MARKET INDICES, SINCE THE FUND'S INCEPTION. IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE RUSSELL MIDCAP INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE RUSSELL 2500 INDEX. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S HOLDINGS AS IT CAPTURES THE PERFORMANCE OF SMALL- AND MID-CAP STOCKS. THE RUSSELL 2500 INDEX MEASURES THE PERFOMANCE OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000(R) INDEX, WHICH REPRESENTS APPROXIMATELY 16% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000(R) INDEX, WHICH REPRESENT APPROXIMATELY 25% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE TOTAL RETURN OF THE FUND INCLUDES OPERATING EXPENSES THAT REDUCE RETURNS, WHILE THE TOTAL RETURN OF THE INDICES DO NOT INCLUDE EXPENSES. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDICES ARE UNMANAGED AND ARE NOT AVAILABLE FOR INVESTMENT.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRIOR TO SEPTEMBER 17, 2001, THE FUND WAS A SERIES OF AMERIPRIME FUNDS (ANOTHER MUTUAL FUND). THE AMERIPRIME SERIES MAINTAINED SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES AND INVESTMENT POLICIES TO THAT OF THE FUND. AMERIPRIME SERIES WAS MANAGED BY THE ADVISER. THE FUND'S PERFORMANCE FOR THE PERIODS BEFORE
SEPTEMBER 17, 2001, IS THAT OF THE AMERIPRIME SERIES AND REFLECTS THE EXPENSES OF THE AMERIPRIME SERIES. THE ESTIMATED NET EXPENSES OF THE AMERIPRIME WERE EQUAL TO OR LESS THAN THE NET EXPENSES OF THE FUND.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            COMMON STOCK - 97.7%
            ADVERTISING - 3.1%
            12,000 Getty Images, Inc. +                  $   519,720
                                                         -----------
            BROKERAGE FIRM - 0.9%
            10,000 FBR Capital Markets Corp. + (+/-)         150,000
                                                         -----------
            BUILDING MATERIALS - 3.4%
            11,800 USG Corp. +                               576,902
                                                         -----------
            DRUGS/PHARMACEUTICAL PREPARATIONS - 14.1%
            13,000 Endo Pharmaceuticals Holdings, Inc. +     371,020
            16,000 Forest Laboratories, Inc. +               783,040
            63,000 Par Pharmaceutical Cos., Inc. +         1,227,870
                                                         -----------
                                                           2,381,930
                                                         -----------
            ENERGY - 3.4%
            51,500 Petrohawk Energy Corp. +                  583,495
                                                         -----------
            INSURANCE CARRIERS - 6.5%
            46,300 CastlePoint Holdings, Ltd. (+/-)          532,450
             5,000 First Mercury Financial Corp. +           103,500
            13,000 Tower Group, Inc.                         459,550
                                                         -----------
                                                           1,095,500
                                                         -----------
            INTERNET RETAILER - 1.4%
            26,715 InPhonic, Inc. +                          244,977
                                                         -----------
            MANUFACTURING - 2.9%
             8,000 Teleflex, Inc.                            497,600
                                                         -----------
            MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
             PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 16.9%
            13,000 Biosite, Inc. +                           597,090
             8,000 Edwards Lifesciences Corp. +              343,440
            13,000 Hologic, Inc. +                           625,950
            20,900 Kinetic Concepts, Inc. +                  726,484
            16,500 St. Jude Medical, Inc. +                  566,775
                                                         -----------
                                                           2,859,739
                                                         -----------
            MEDICAL PRODUCTS - 15.9%
            17,300 Biomet, Inc.                              654,632
            37,200 Syneron Medical, Ltd. +                   957,156
            44,000 Wright Medical Group, Inc. +            1,087,240
                                                         -----------
                                                           2,699,028
                                                         -----------

                                     SECURITY
                SHARES              DESCRIPTION               VALUE
                 -------     ---------------------------   -----------
                NON-DEPOSITORY CREDIT INSTITUTIONS - 18.7%
                 17,000     Bankunited Financial Corp.     $   458,490
                  3,000     Capital One Financial Corp.        237,990
                 25,000     Countrywide Financial Corp.        953,000
                 16,200     IndyMac Bancorp, Inc.              736,290
                 11,600     The First Marblehead Corp.         782,420
                                                           -----------
                                                             3,168,190
                                                           -----------
                PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.6%
                 29,000     News Corp., Class A                604,650
                                                           -----------
                RETAIL - 3.3%
                  7,200     Abercrombie & Fitch Co.            551,880
                                                           -----------
                TRAVEL & LEISURE - 3.6%
                 24,000     Sabre Holdings Corp.               610,080
                                                           -----------
                TOTAL COMMON STOCK
                 (Cost $14,301,729)                         16,543,691
                                                           -----------
                SHORT-TERM INVESTMENTS - 2.5%
                MONEY MARKET DEPOSIT ACCOUNT - 2.5%
                423,972     Citibank Money Market
                             Deposit Account, 4.92%
                             (Cost $423,972)                   423,972
                                                           -----------
                TOTAL INVESTMENTS IN SECURITIES - 100.2%
                 (Cost $14,725,701)*                       $16,967,663
                Other Assets & Liabilities, Net - (0.2)%       (39,402)
                                                           -----------
                NET ASSETS - 100.0%                        $16,928,261
                                                           ===========


-----------------------------------------
+Non-income producing security.
(+/-)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the end of the period, the value of these securities amounted to $682,450 or 4.03% of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------



*Cost for Federal income tax purposes is $14,761,041 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $3,156,420
             Gross Unrealized Depreciation                (949,798)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,206,622
                                                        ==========

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS

             Advertising                                       3.1%
             Brokerage Firm                                    0.9%
             Building Materials                                3.4%
             Drugs/Pharmaceutical Preparations                14.0%
             Energy                                            3.4%
             Insurance Carriers                                6.5%
             Internet Retailers                                1.4%
             Manufacturing                                     2.9%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods           16.9%
             Medical Products                                 15.9%
             Non-depository Credit Institutions               18.6%
             Printing, Publishing & Allied Industries          3.6%
             Retail                                            3.3%
             Travel & Leisure                                  3.6%
             Short-Term Investments                            2.5%
                                                             ------
                                                             100.0%
                                                             ======


See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $14,725,701)                                                    $16,967,663

   Receivables:
    Fund shares sold                                                                                          50
    Interest and dividends                                                                                 6,101
   Prepaid expenses                                                                                        7,454
                                                                                                     -----------

Total Assets                                                                                          16,981,268
                                                                                                     -----------

LIABILITIES
   Accrued liabilities:
    Investment advisory fees                                                                               2,355
    Trustees' fees and expenses                                                                              215
    Compliance services fees                                                                               2,099
    Other expenses                                                                                        48,338
                                                                                                     -----------

Total Liabilities                                                                                         53,007
                                                                                                     -----------

NET ASSETS                                                                                           $16,928,261
                                                                                                     ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                   $14,842,002
   Accumulated net realized gain (loss) on investments                                                  (155,703)
   Unrealized appreciation (depreciation) on investments                                               2,241,962
                                                                                                     -----------

NET ASSETS                                                                                           $16,928,261
                                                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $16,928,261 and 757,350 shares outstanding (unlimited shares authorized)   $     22.35
                                                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2006
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividend income                                                       $  105,785
   Interest income                                                           10,471
                                                                         ----------
Total Investment Income                                                     116,256
                                                                         ----------

EXPENSES
   Investment adviser fees                                                  156,114
   Administrator fees                                                        40,165
   Transfer agency fees                                                      33,858
   Custodian fees                                                             9,767
   Accountant fees                                                           39,618
   Registration fees                                                         17,437
   Audit fees                                                                25,631
   Legal fees                                                                20,554
   Trustees' fees and expenses                                                1,020
   Compliance services fees                                                  24,921
   Miscellaneous expenses                                                    21,606
                                                                         ----------

Total Expenses                                                              390,691
   Fees waived                                                             (130,501)
                                                                         ----------
Net Expenses                                                                260,190
                                                                         ----------

NET INVESTMENT INCOME (LOSS)                                               (143,934)
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                2,156,843
   Net change in unrealized appreciation (depreciation) on investments      161,396
                                                                         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                   2,318,239
                                                                         ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $2,174,305
                                                                         ==========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED       YEAR ENDED
                                                                          OCTOBER 31, 2006 OCTOBER 31, 2005
                                                                          ---------------- ----------------
OPERATIONS
   Net investment income (loss)                                             $  (143,934)     $    22,075
   Net realized gain (loss) on investments                                    2,156,843        2,200,186
   Net change in unrealized appreciation (depreciation)                         161,396         (312,645)
                                                                            -----------      -----------
Increase (Decrease) in Net Assets from Operations                             2,174,305        1,909,616
                                                                            -----------      -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                                        (22,081)               -
                                                                            -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                             1,691,480        1,457,106
   Reinvestment of distributions                                                 20,259                -
   Redemption of shares                                                      (3,582,651)      (2,846,596)
   Redemption fees                                                                1,592            4,394
                                                                            -----------      -----------
Increase (Decrease) from Capital Share Transactions                          (1,869,320)      (1,385,096)
                                                                            -----------      -----------

Increase (Decrease) in Net Assets                                               282,904          524,520

NET ASSETS
   Beginning of year                                                         16,645,357       16,120,837
                                                                            -----------      -----------
   End of year (a)                                                          $16,928,261      $16,645,357
                                                                            ===========      ===========

SHARE TRANSACTIONS
   Sale of shares                                                                78,073           75,785
   Reinvestment of distributions                                                    959                -
   Redemption of shares                                                        (166,310)        (151,409)
                                                                            -----------      -----------
Increase (Decrease) in Shares                                                   (87,278)         (75,624)
                                                                            ===========      ===========

(a) Accumulated undistributed (distributions in excess of) net investment
  income                                                                    $         -      $    22,075
                                                                            ===========      ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                            YEAR ENDED OCTOBER 31,
                                                            ---------------------------------------------------
                                                               2006        2005      2004       2003       2002
                                                            -------     -------    -------   -------    -------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 19.71     $ 17.52    $ 15.17   $ 10.53    $ 16.63
                                                            -------     -------    -------   -------    -------

INVESTMENT OPERATIONS
   Net investment income (loss)                               (0.18)(a)    0.03(a)   (0.13)    (0.01)     (0.17)
   Net realized and unrealized gain (loss) on investments      2.85        2.15       2.47      4.65      (5.93)
                                                            -------     -------    -------   -------    -------

Total from Investment Operations                               2.67        2.18       2.34      4.64      (6.10)
                                                            -------     -------    -------   -------    -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net Investment Income                                      (0.03)        -          -         -          -
                                                            -------     -------    -------   -------    -------

REDEMPTION FEE (a)                                             -   (b)     0.01       0.01      -   (b)    -   (b)
                                                            -------     -------    -------   -------    -------

NET ASSET VALUE, END OF YEAR                                $ 22.35     $ 19.71    $ 17.52   $ 15.17    $ 10.53
                                                            =======     =======    =======   =======    =======

TOTAL RETURN                                                  13.54%      12.50%     15.49%    44.06%    (36.68)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)                   $16,928     $16,645    $16,121   $15,178    $ 9,635

Ratios to Average Net Assets:
   Net expenses                                                1.50%       1.50%      1.50%     1.50%      1.50%
   Gross expenses (c)                                          2.25%       2.19%      1.91%     2.45%      2.20%
   Net investment income (loss)                               (0.83)%      0.13%     (0.56)%   (0.20)%    (0.99)%

PORTFOLIO TURNOVER RATE                                          95%         95%       133%      116%       219%

-----------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Amount rounds to less than $0.01 per share.
(c)Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Fountainhead Special Value Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-six investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks long-term capital growth through primarily investing in the common stocks of small and medium size companies.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices as provided by independent pricing services. Any short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the securities market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND
LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the SEC issued Staff Accounting Bulletin 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108"). SAB 108 provides interpretive guidance on how the effects of the carryover or reversal of prior year financial statement misstatements should be considered in quantifying a current year misstatement. SAB 108 is effective for financial statements covering the first fiscal year ending after November 15, 2006. Management does not anticipate any material impact to its financial condition or results of operations as a result of the adoption of SAB 108.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its series.

OFFICERS - Certain officers of the Trust are directors, officers, or employees of Citigroup or the Distributor.

NOTE 4. WAIVER OF FEES

During the year, the Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.50% of the Fund's average daily net assets through February 28, 2007. The Distributor and other Fund Service Providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended October 31, 2006, fees waived and expenses reimbursed were as follows:

     INVESTMENT ADVISER COMPLIANCE SERVICES
        FEES WAIVED         FEES WAIVED     OTHER WAIVERS TOTAL FEES WAIVED
     ------------------ ------------------- ------------- -----------------
          $125,963            $2,834           $1,704         $130,501

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, were $16,196,134 and $18,100,810, respectively, for the year ended October 31, 2006.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

The tax character of distributions paid during 2006 were as follows:

                                             2006
                                            -------
                            Ordinary Income $22,081

As of October 31, 2006, distributable earnings (accumulated losses) on a tax basis were as follows:

                      Capital Losses          $ (120,363)
                      Unrealized Appreciation  2,206,622
                                              ----------
                      Total                   $2,086,259

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006
--------------------------------------------------------------------------------


As of October 31, 2006, the Fund has a capital loss carryover of $120,363, expiring in October 2010 that is available to offset future capital gains.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended October 31, 2006. The following reclassification was primarily due to a net operating loss, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 143,940
                  Paid-in Capital                    (143,940)

NOTE 7. OTHER INFORMATION

On October 31, 2006, two shareholders held approximately 25% of the outstanding shares of the Fund. One of these shareholders is comprised of omnibus accounts, which are held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of
Fountainhead Special Value Fund:

We have audited the accompanying statement of assets and liabilities of Fountainhead Special Value Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountainhead Special Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 28, 2006

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended October 31, 2006, will be available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006, through October 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                               BEGINNING        ENDING       EXPENSES
                             ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING
                              MAY 1, 2006  OCTOBER 31, 2006   PERIOD*
                             ------------- ---------------- -----------
         Actual Return         $1,000.00      $  985.88        $7.51
         Hypothetical Return   $1,000.00      $1,017.64        $7.63

-----------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

INCOME DIVIDENDS - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for Federal income tax purposes. The Fund designates 99.97% of its income dividend distributed as qualifying for the corporate dividends-received deduction ("DRD") and 99.97% for the qualified dividend rate ("QDI") as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.01% of its income dividends as qualified interest income ("QII").

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION (Unaudited)
OCTOBER 31, 2006
--------------------------------------------------------------------------------


                                POSITION                                    PRINCIPAL OCCUPATION(S)
          NAME                  WITH THE         LENGTH OF                          DURING
     AND BIRTH DATE              TRUST          TIME SERVED                      PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman of the Board; Trustee     Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: November 9, 1943   Trustee; Chairman,     since 1989  LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                         Compliance Committee,  (Chairman   LLP (law firm) 1995-2002.
                         Nominating Committee   since 2004)
                         and Qualified Legal
                         Compliance Committee
--------------------------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee; Chairman,     Since 1989  Professor of Economics, Washington University (effective
Born: February 15, 1943  Valuation Committee                2006); Professor of Economics, University of California-
                                                            Los Angeles 1992-2006.
--------------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee; Chairman,     Since 1989  President, Technology Marketing Associates (marketing
Born: July 26, 1942      Audit Committee                    company for small and medium sized businesses in
                                                            New England).
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee; Chairman,     Since 1989  President, Forum Foundation (a charitable organization)
Born: July 15, 1942      Contracts Committee                since 2005; President, Forum Trust (a non-depository
                                                            trust company) since 1997; President, Citigroup Fund
                                                            Services, LLC ("Citigroup") 2003-2005; President, Forum
                                                            Financial Group, LLC ("Forum") (a fund services
                                                            company acquired by Citibank, N.A. in 2003).
--------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier         President; Principal   Since 2005  Managing Partner, Foreside Financial Group, LLC since
Born: October 22, 1961   Executive Officer                  April 2005; Chief Operating Officer and Managing
                                                            Director, Global Fund Services, Citigroup 2003-2005;
                                                            Managing Director, Global Securities Services for
                                                            Investors, Citibank, N.A. 1999-2003.
--------------------------------------------------------------------------------------------------------------------
Trudance L. Bakke        Treasurer; Principal   Since 2005  Director, Foreside Compliance Services, LLC since 2006;
Born: August 11, 1971    Financial Officer      (Principal  Product Manager, Citigroup 2003-2006; Senior Manager
                                                Financial   of Corporate Finance, Forum 1999-2003.
                                                Officer
                                                since 2006)
--------------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President;        Since 2003  Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      Assistant Secretary                Relationship Manager, Forum 1999-2003.
--------------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President         Since 2004  Director and Relationship Manager, Citigroup since
Born: September 18, 1963                                    2004; Chief Financial Officer, The VIA Group, LLC (a
                                                            strategic marketing company) 2000-2003.
--------------------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary              Since 2004  Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                                     Counsel, PFPC, Inc. (a fund services company)
                                                            1999-2004.
--------------------------------------------------------------------------------------------------------------------

                 [LOGO] KING  King Investment Advisors, Inc.
                              c/o Citigroup Fund Services, LLC
                              P.O. Box 446
                              Portland, Maine 04112
                              (800) 868-9535
                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                                   1st floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Dover Responsibility Fund
Fountainhead Special Value Fund

a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,500 in 2005 and 40,500 in 2006.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

(c) Tax Fees - The aggregate fees billed each of the last two fiscal years in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,500 in 2005 and $7,350 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2006. These services consisted of security count fees and overrun billing.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' independent auditor if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' independent auditor for audit and permissible non-audit services are consistent with the independent auditor's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $0 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant     Forum Funds

By   /s/ Simon D. Collier
     -------------------------
     Simon D. Collier,
     President & Principal
     Executive Officer

Date December 28, 2006
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ Simon D. Collier
     -------------------------
     Simon D. Collier,
     President & Principal
     Executive Officer

Date December 28, 2006
     -----------------

By   /s/ Trudance L. Bakke
     -------------------------
     Trudance L. Bakke,
     Treasurer & Principal
     Financial Officer

Date December 28, 2006
     -----------------